Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Y. Joseph Mo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of NexMed, Inc. on Form 10-K for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on 10-K fairly presents in all material respects the financial condition and results of operations of NexMed, Inc.

Date: March 16, 2005	By:	/s/ Y. Joseph Mo
Y. Joseph Mo
Chief Executive Officer